Exhibit 99.3

October 2016

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or IR@53.com

Sameer Gokhale Senior Director Investor Relations (513) 534-2219

Quarterly Data

	Three Months Ended
	September	June	March	December	September	June	March	December
	2016	2016	2016	2015	2015	2015	2015	2014
Ratios (percent)
Return on average assets	1.44	0.94	0.93	1.83	1.07	0.90	1.06	1.13
Return on average common equity	12.8	8.2	8.3	17.2	10.0	8.1	9.7	10.0
Average total Bancorp shareholders’ equity as a percent of average assets	11.83	11.60	11.57	11.26	11.24	11.32	11.50	11.54
Net interest margin(a)(d)	2.88	2.88	2.91	2.85	2.89	2.90	2.86	2.96
Efficiency(a)(d)	55.5	65.3	63.8	48.0	58.2	65.4	62.3	59.6
Net losses charged-off as a percent of average portfolio loans and leases	0.45	0.37	0.42	0.34	0.80	0.37	0.41	0.83
ALLL as a percent of portfolio loans and leases	1.37	1.38	1.38	1.37	1.35	1.39	1.42	1.47
Allowance for credit losses as a percent of portfolio loans and leases(c)	1.54	1.54	1.54	1.52	1.49	1.54	1.57	1.62
Nonperforming portfolio assets as a percent of portfolio loans and leases and OREO(b)	0.73	0.86	0.88	0.70	0.65	0.67	0.76	0.82
Allowance for loan and lease losses as a percent of nonperforming assets(b)	186	161	157	197	208	206	188	178
Allowance for credit losses as a percent of nonperforming assets(b)	210	180	174	218	230	228	207	196

Common Share Data
Earnings per share - basic	$0.66	$0.40	$0.40	$0.80	$0.46	$0.36	$0.42	$0.44
Earnings per share - diluted	$0.65	$0.40	$0.40	$0.79	$0.45	$0.36	$0.42	$0.43
Cash dividends per common share	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.13
Book value per share	20.44	20.09	19.46	18.48	18.22	17.62	17.83	17.35

Common shares outstanding, excluding treasury	755,582,255	766,345,770	770,470,768	785,080,314	795,439,309	810,054,148	815,190,210	824,046,952
Market price per share:
High	$20.92	$19.30	$19.61	$21.06	$21.71	$21.69	$20.21	$20.69
Low	16.70	16.13	13.94	18.28	18.23	18.91	17.22	17.74
End of period	20.46	17.59	16.69	20.10	18.91	20.82	18.85	20.38

Supplemental Data
Common dividends declared ($ in millions)	$99	$100	$100	$102	$103	$105	$106	$107
Full-time equivalent employees	18,072	18,051	18,200	18,260	18,311	18,527	18,471	18,351
Banking centers	1,191	1,191	1,241	1,254	1,295	1,299	1,303	1,302
ATMs	2,497	2,514	2,556	2,593	2,650	2,630	2,637	2,638

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.
(c)	The allowance for credit losses is the sum of the ALLL and the reserve for unfunded commitments.
(d)	This is a non-GAAP measure.

Quarterly Data

	Three Months Ended
	September	June	March	December	September	June	March	December
	2016	2016	2016	2015	2015	2015	2015	2014
Income Statement ($ in millions)
Interest income (taxable equivalent)(d)	$1,063	$1,052	$1,044	$1,035	$1,031	$1,008	$975	$1,016
Interest expense	150	144	135	131	125	116	123	128

Net interest income (taxable equivalent)(d)	913	908	909	904	906	892	852	888
Provision for loan and lease losses	80	91	119	91	156	79	69	99
Noninterest income:
Service charges on deposits	143	138	137	144	145	139	135	142
Wealth and asset management revenue	101	101	102	102	103	105	108	100
Corporate banking revenue	111	117	102	104	104	113	63	120
Mortgage banking net revenue	66	75	78	74	71	117	86	61
Card and processing revenue	79	82	79	77	77	77	71	76
Other noninterest income	336	80	136	602	213	1	163	150
Securities gains, net	4	6	3	1	—	4	4	4

Total noninterest income	840	599	637	1,104	713	556	630	653
Noninterest expense:
Salaries, wages and incentives	400	407	403	386	387	383	369	366
Employee benefits	78	85	100	74	72	78	99	79
Net occupancy expense	73	75	77	83	77	83	79	77
Technology and communications	62	60	56	59	56	54	55	54
Equipment expense	29	30	30	32	31	31	31	30
Card and processing expense	30	37	35	40	40	38	36	36
Other noninterest expense	301	289	285	289	280	280	254	276

Total noninterest expense	973	983	986	963	943	947	923	918
Income before income taxes (taxable equivalent)(d)	700	433	441	954	520	422	490	524
Taxable equivalent adjustment	6	6	6	5	5	5	5	5

Income before income taxes	694	427	435	949	515	417	485	519
Applicable income tax expense	178	98	108	292	134	108	124	134

Net income	$516	$329	$327	$657	$381	$309	$361	$385
Less: Net income attributable to noncontrolling interests	—	(4)	—	—	—	(6)	—	—

Net income attributable to Bancorp	$516	$333	$327	$657	$381	$315	$361	$385
Dividends on preferred stock	15	23	15	23	15	23	15	23

Net income available to common shareholders	$501	$310	$312	$634	$366	$292	$346	$362

Regulatory Capital Data ($ in millions)(a)	Basel III Transitional							Basel I
CET1 capital	$12,299	$12,112	$11,914	$11,917	$11,574	$11,582	$11,543	N/A
Additional tier I capital	1,331	1,331	1,330	1,343	1,340	1,340	1,339	N/A

Tier I capital	$13,630	$13,443	$13,244	$13,260	$12,914	$12,922	$12,882	$12,764
Tier II capital	4,374	4,414	4,553	3,874	3,935	3,909	4,112	4,131

Total regulatory capital	$18,004	$17,857	$17,797	$17,134	$16,849	$16,831	$16,994	$16,895

Risk-weighted assets	$121,056(b)	$121,824(b)	$121,432(b)	$121,290(b)	$123,148(b)	$122,986(b)	$121,310(b)	$117,878

CET1 capital ratio	10.16%(b)	9.94%(b)	9.81%(b)	9.82%(b)	9.40%(b)	9.42%(b)	9.52%(b)	N/A
Tier I risk-based capital ratio	11.26%(b)	11.03%(b)	10.91%(b)	10.93%(b)	10.49%(b)	10.51%(b)	10.62%(b)	10.83%
Total risk-based capital ratio	14.87%(b)	14.66%(b)	14.66%(b)	14.13%(b)	13.68%(b)	13.69%(b)	14.01%(b)	14.33%
Tier I leverage ratio	9.80%	9.64%	9.57%	9.54%	9.38%	9.44%	9.59%	9.66%

Tier I common equity ratio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.65%(c)
CET1 capital ratio (fully phased-in)	10.08%(b) (c)	9.86%(b)(c)	9.72%(b)(c)	9.72%(b)(c)	9.30%(b)(c)	9.31%(b)(c)	9.41%(b)(c)	N/A

(a)	Current period regulatory capital data and ratios are estimated.
(b)	Under the banking agencies’ risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to broad risk categories. The aggregate dollar amount in each risk category is multiplied by the associated risk-weight of the category. The resulting weighted values are added together, along with the measure for market risk, resulting in the Bancorp’s total risk-weighted assets.
(c)	This ratio has been included herein to facilitate a greater understanding of the Bancorp’s capital structure and financial condition. This is a non-GAAP measure.
(d)	These are non-GAAP measures.

Quarterly Data

	As of
	September	June	March	December	September	June	March	December
	2016	2016	2016	2015	2015	2015	2015	2014
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,164	$2,359	$2,298	$2,540	$2,455	$2,785	$2,920	$3,091
Available-for-sale and other securities	30,689	31,455	29,891	29,044	28,799	27,987	26,409	22,408
Held-to-maturity securities	56	62	64	70	157	157	177	187
Trading securities	431	401	405	386	374	370	392	360
Other short-term investments	2,995	1,818	1,778	2,671	1,994	3,451	4,919	7,914

Total cash and securities	36,335	36,095	34,436	34,711	33,779	34,750	34,817	33,960
Loans held for sale	1,060	877	803	903	994	995	724	1,261
Portfolio loans and leases	93,151	93,909	93,605	92,582	93,574	92,703	91,244	90,084

Total loans and leases	94,211	94,786	94,408	93,485	94,568	93,698	91,968	91,345
Allowance for loan and lease losses	(1,272)	(1,299)	(1,295)	(1,272)	(1,261)	(1,293)	(1,300)	(1,322)
Bank premises and equipment	2,084	2,144	2,185	2,239	2,264	2,298	2,433	2,465
Operating lease equipment	771	756	738	707	680	670	695	728
Goodwill	2,416	2,416	2,416	2,416	2,416	2,416	2,416	2,416
Intangible assets	10	10	11	12	13	13	14	15
Servicing rights	619	621	685	785	757	854	789	858
Other real estate owned	91	107	119	137	149	163	187	217(a)
Other assets	8,014	7,989	8,727	7,828	8,518	8,059	8,418	7,988

Total assets	$143,279	$143,625	$142,430	$141,048	$141,883	$141,628	$140,437	$138,670

Liabilities
Deposits:
Demand	$35,625	$36,137	$35,858	$36,267	$34,832	$35,449	$35,343	$34,809
Interest checking	24,483	24,571	25,182	26,768	24,832	27,074	27,191	26,800
Savings	14,019	14,356	14,738	14,601	14,632	14,976	15,355	15,051
Money market	19,910	19,125	19,377	18,494	18,887	17,900	18,105	17,083
Foreign office	518	453	441	464	754	728	811	1,114
Other time	3,971	4,021	4,049	4,019	4,041	4,050	4,044	3,960
Certificates - $100,000 and over	2,745	2,778	2,830	2,592	2,915	2,846	2,566	2,895
Other foreign office	—	430	—	—	—	—	—	—

Total deposits	101,271	101,871	102,475	103,205	100,893	103,023	103,415	101,712
Federal funds purchased	126	108	134	151	132	126	200	144
Other short-term borrowings	3,494	3,979	3,523	1,507	4,904	4,136	1,413	1,556
Other liabilities	4,694	4,682	4,638	4,505	4,604	5,214	5,483	4,662
Long-term debt	16,890	16,231	15,305	15,810	15,492	13,491	14,022	14,931

Total liabilities	$126,475	$126,871	$126,075	$125,178	$126,025	$125,990	$124,533	$123,005

Equity
Common and preferred equity	$19,307	$18,914	$18,638	$18,406	$17,867	$17,578	$17,421	$17,169
Net unrealized gains:
Available-for-sale securities	765	879	685	238	528	327	608	475
Qualifying cash flow hedges	48	70	61	22	58	29	47	23
Accumulated other comprehensive income related to employee benefit plans	(58)	(60)	(62)	(63)	(64)	(65)	(67)	(69)
Treasury stock, at cost	(3,286)	(3,077)	(2,999)	(2,764)	(2,563)	(2,264)	(2,145)	(1,972)

Total Bancorp shareholders’ equity	16,776	16,726	16,323	15,839	15,826	15,605	15,864	15,626
Noncontrolling interests	28	28	32	31	32	33	40	39

Total equity	$16,804	$16,754	$16,355	$15,870	$15,858	$15,638	$15,904	$15,665

Total liabilities and equity	$143,279	$143,625	$142,430	$141,048	$141,883	$141,628	$140,437	$138,670

Share Data
Preferred shares outstanding - Series H	24,000	24,000	24,000	24,000	24,000	24,000	24,000	24,000
Preferred shares outstanding - Series I	18,000	18,000	18,000	18,000	18,000	18,000	18,000	18,000
Preferred shares outstanding - Series J	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000
Common shares outstanding, excluding treasury	755,582,255	766,345,770	770,470,768	785,080,314	795,439,309	810,054,148	815,190,210	824,046,952
Treasury shares held	168,310,326	157,546,811	153,421,813	138,812,267	128,453,272	113,838,433	108,702,371	99,845,629

(a)	Includes OREO related to government insured loans. Upon the prospective adoption on January 1, 2015 of ASU 2014-14 “Classification of Certain Government-Guaranteed Mortgage Loans Upon Foreclosure,” government guaranteed loans meeting certain criteria were reclassified to other receivables rather than OREO upon foreclosure.

Quarterly Data

	Three Months Ended
	September	June	March	December	September	June	March	December
	2016	2016	2016	2015	2015	2015	2015	2014
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$94,417	$94,807	$94,078	$94,587	$94,329	$92,739	$91,659	$91,581
Taxable securities	29,772	30,002	29,619	28,951	28,251	27,344	23,102	22,364
Tax exempt securities	76	85	78	52	52	59	59	64
Other short-term investments	1,827	1,953	1,876	2,253	1,799	3,160	5,877	5,176

Total interest-earning assets	126,092	126,847	125,651	125,843	124,431	123,302	120,697	119,185
Cash and due from banks	2,289	2,228	2,335	2,466	2,503	2,636	2,830	3,008
Other assets	15,644	15,140	14,869	14,925	15,064	15,322	15,412	14,764
Allowance for loan and lease losses	(1,299)	(1,295)	(1,273)	(1,261)	(1,292)	(1,300)	(1,322)	(1,413)

Total assets	$142,726	$142,920	$141,582	$141,973	$140,706	$139,960	$137,617	$135,544
Liabilities
Interest-bearing liabilities:
Interest checking deposits	$24,475	$24,714	$25,740	$25,296	$25,590	$26,894	$26,885	$25,478
Savings deposits	14,232	14,576	14,601	14,615	14,868	15,156	15,174	15,173
Money market deposits	19,706	19,243	18,655	18,775	18,253	18,071	17,492	17,023
Foreign office deposits	524	484	483	736	718	955	861	1,439
Other time deposits	4,020	4,044	4,035	4,052	4,057	4,074	4,022	3,936
Certificates - $100,000 and over	2,768	2,819	2,815	3,305	2,924	2,558	2,683	2,998
Other deposits	749	467	—	7	222	—	—	—
Federal funds purchased	446	693	608	1,182	1,978	326	172	161
Other short-term borrowings	2,171	3,754	3,564	1,675	1,897	1,705	1,602	1,481
Long-term debt	16,102	15,351	14,949	15,738	14,664	13,741	14,414	14,819

Total interest-bearing liabilities	85,193	86,145	85,450	85,381	85,171	83,480	83,305	82,508
Demand deposits	35,918	35,912	35,201	36,254	35,231	35,384	33,760	33,301
Other liabilities	4,704	4,247	4,524	4,325	4,458	5,215	4,693	4,052

Total liabilities	125,815	126,304	125,175	125,960	124,860	124,079	121,758	119,861
Equity	16,911	16,616	16,407	16,013	15,846	15,881	15,859	15,683

Total liabilities and equity	$142,726	$142,920	$141,582	$141,973	$140,706	$139,960	$137,617	$135,544

Average loans and leases (excluding held for sale)	$93,511	$93,931	$93,275	$93,594	$93,373	$92,173	$90,508	$91,041

Share Data
Average common shares outstanding - basic	750,885,834	759,105,385	773,564,178	784,855,006	795,792,825	803,965,057	810,209,585	819,057,247
Average common shares outstanding - diluted	757,455,625	765,080,097	778,392,453	794,481,388	805,022,588	812,842,540	818,672,259	827,831,317

Quarterly Data

	Three Months Ended
	September	June	March	December	September	June	March	December
	2016	2016	2016	2015	2015	2015	2015	2014
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$42,829	$43,575	$43,441	$42,151	$42,970	$42,812	$42,062	$40,801
Commercial mortgage loans	6,860	6,883	6,874	6,991	7,084	7,165	7,210	7,410
Commercial construction loans	3,905	3,706	3,428	3,214	3,101	2,709	2,303	2,071
Commercial leases	3,995	3,978	3,956	3,854	3,901	3,882	3,787	3,721

Total commercial loans and leases	57,589	58,142	57,699	56,210	57,056	56,568	55,362	54,003
Consumer:
Residential mortgage loans	15,597	15,159	14,563	14,424	14,197	13,792	13,258	13,582
Home equity	7,864	7,988	8,131	8,336	8,460	8,591	8,714	8,886
Automobile loans	10,349	10,671	11,129	11,497	11,829	11,914	11,873	12,037
Credit card	2,169	2,172	2,235	2,360	2,330	2,278	2,291	2,401
Other consumer loans and leases	643	654	651	658	696	555	470	436

Total consumer loans and leases	36,622	36,644	36,709	37,275	37,512	37,130	36,606	37,342

Total loans and leases	$94,211	$94,786	$94,408	$93,485	$94,568	$93,698	$91,968	$91,345

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$43,125	$43,878	$43,127	$43,175	$43,162	$42,554	$41,462	$41,313
Commercial mortgage loans	6,891	6,835	6,908	7,053	7,038	7,149	7,248	7,482
Commercial construction loans	3,848	3,551	3,297	3,141	2,966	2,549	2,198	1,911
Commercial leases	3,963	3,904	3,875	3,841	3,847	3,776	3,716	3,601

Total commercial loans and leases	57,827	58,168	57,207	57,210	57,013	56,028	54,624	54,307
Consumer:
Residential mortgage loans	15,346	14,842	14,405	14,315	13,976	13,375	13,515	13,526
Home equity	7,918	8,059	8,241	8,394	8,521	8,655	8,802	8,937
Automobile loans	10,508	10,887	11,285	11,674	11,881	11,902	11,933	12,073
Credit card	2,165	2,198	2,277	2,320	2,277	2,296	2,321	2,324
Other consumer loans and leases	653	653	663	674	661	483	464	414

Total consumer loans and leases	36,590	36,639	36,871	37,377	37,316	36,711	37,035	37,274

Total average loans and leases	$94,417	$94,807	$94,078	$94,587	$94,329	$92,739	$91,659	$91,581

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$329	$385	$419	$228	$205	$217	$231	$269
Nonaccrual loans held for sale	91	20	3	1	1	1	2	24
Nonaccrual restructured loans held for sale	9	—	2	11	1	—	—	15
Nonaccrual portfolio restructured loans and leases	257	308	282	278	253	258	296	310
OREO and other repossessed property(a)	97	112	124	141	148	151	164	165

Total nonperforming assets	$783	$825	$830	$659	$608	$627	$693	$783

Ninety days past due loans and leases	$76	$65	$73	$75	$70	$70	$78	$87

Nonperforming Loans ($ in millions)(nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$493	$483	$465	$259	$171	$182	$200	$241
Commercial mortgage loans	52	76	83	93	110	106	126	146
Commercial construction loans	—	—	—	—	6	—	1	2
Residential mortgage loans	32	43	44	51	54	62	70	94
Home equity	78	79	80	79	82	88	90	93
Other consumer loans and leases	31	32	34	36	37	38	41	42

Total nonperforming loans and leases (including held for sale)	$686	$713	$706	$518	$460	$476	$528	$618

Credit Charge-Offs ($ in millions)
Total losses charged-off	($137)	($105)	($116)	($105)	($209)	($112)	($115)	($215)
Total recoveries of losses previously charged-off	30	18	20	25	21	26	24	24

Total net losses charged-off	($107)	($87)	($96)	($80)	($188)	($86)	($91)	($191)

(a)	Excludes OREO related to government insured loans. The Bancorp has historically excluded government guaranteed loans classified in OREO from its nonperforming asset disclosures. Upon the prospective adoption on January 1, 2015 of ASU 2014-14 “Classification of Certain Government-Guaranteed Mortgage Loans Upon Foreclosure,” government guaranteed loans meeting certain criteria will be reclassified to other receivables rather than OREO upon foreclosure.